UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2006
                                                          ---------------

                        Energy Services Acquisition Corp.
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             (Exact name of Registrant as specified in its charter)

           Delaware                001-32998                  20-4606266
           --------                ---------                  ----------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
      of Incorporation)           File Number)             Identification No.)

               2450 First Avenue, Huntington, West Virginia 25703
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                    (Address of principal executive offices)

                                 (304) 528-2791
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On October 3, 2006, Energy Services Acquisition Corp. (the "Company") was informed by Ferris, Baker Watts, Incorporated, the lead underwriter for the Company's initial public offering of Units (consisting of one share of common stock, $0.0001 par value per share and two warrants to purchase one share of common stock), that the separate trading of the Company's common stock and warrants may commence on or about October 3, 2006. A copy of the press release announcing the separate trading of the common stock and warrants is attached as
Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

     (a)   Financial Statements of Businesses Acquired: None

     (b)   Pro Forma Financial Information: None

     (c)   Shell company transactions: None

     (d)   Exhibits:

           Exhibit 99.1:  Press release dated October 3, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Energy Service Acquisition Corp.


Date:  October 3, 2006            By: /s/ Jack Reynolds
                                      -------------------------------------
                                      Jack Reynolds
                                      President and Chief Financial Officer
                                      (Duly Authorized Representative)